as of June 2, 1997



Leslie Fay Marketing, Inc.
1412 Broadway
New York, New York  10018
Attention:  Warren Wishart, Chief Financial Officer


                        NOTIFICATION FACTORING AGREEMENT
                        --------------------------------


Ladies and Gentlemen:

           Reference is made to the Revolving Credit Agreement between us, dated as of even date herewith (as the same may be amended, modified, supplemented or restated, the "Credit Agreement"). We are pleased to confirm the terms and conditions that shall govern the collected funds accounting factoring arrangement between us, entered into today in conjunction with the Credit Agreement, on the terms and subject to the conditions contained in this Notification Factoring Agreement (as the same may be amended, modified, supplemented or restated, the "Factoring Agreement").


           1.  SALE OF ACCOUNTS

           1. You hereby sell, assign and transfer to us, and we hereby purchase as absolute owner, all of your accounts receivable created by or arising from the sale of goods or rendition of services by you (referred to herein collectively as the "Accounts", individually as an "Account"). This includes, without limitation, all sales made and services rendered under any of your trade names or styles or through any of your divisions.


           2.  CREDIT APPROVAL

           2.1 Credit approval of all orders shall be requested from our Credit Department via computer, in accordance with procedures more particularly described in the Client Service Guide which we have provided to you, and any modifications or revisions thereof or supplements thereto which we may hereafter provide to you (herein the "Guide"). Orders may be submitted by either: (i) On-Line Terminal Access, in accordance with the procedures more particularly described in the appropriately marked section of the Guide, or (ii) Electronic Batch


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Transmission,  in accordance with the procedures more particularly  described in
the   supplement  to  the  Guide   referred  to  as  the  Guide  to  Batch  Data
Communications, provided, however, that during the sixty (60) day period commencing on the date of this Factoring Agreement, orders may be submitted on a manual basis by you and will be processed by us. We shall assume the Credit Risk (the customer's failure to pay an invoice representing an Account in full when due at its longest maturity because of its financial inability to do so) on each Account with respect to which the shipment of goods or rendition of services represented thereby has been credit approved by our Credit Department in writing, and with respect to which the customer actually receives and finally accepts delivery of the goods or services. Without our prior written consent, you shall not change the amount, terms, shipping or delivery dates with respect to any shipment of goods or rendition of services, or any invoice relating thereto, whether or not approved by us as to credit, or grant any other indulgence with respect thereto (other than accepting returns and granting allowances as provided in paragraph 8 hereof). Credit approval of any shipment of goods or rendition of services may be withdrawn by us any time before, but not after, delivery is made. Credit approvals shall be effective only if shipment is made or services are rendered within forty-five (45) days from the completion date specified in the approval. Notwithstanding anything to the contrary contained herein, we shall not assume the Credit Risk on any Account or portion thereof arising from freight charges, sales of sample merchandise, sales of merchandise not regularly sold by you, sales of merchandise which is not in the form or quantity of merchandise normally sold by you, although all such Accounts shall be purchased by and assigned to us as provided herein. We shall have no liability whatsoever to you or to any person, firm or entity for not credit approving, or for withholding or withdrawing credit approval of, any order. In the event that we decline to credit approve an order from a customer and, in connection therewith, furnish any information to you regarding the credit standing of the customer in explanation of our decision, such information shall be privileged and confidential and shall not be given by you to the customer, your salesperson or any third party; however, you may advise such party that any questions relating thereto may be directed to us.

           2.2 To indicate credit decisions by our Credit Department each day, we shall send to you a computer generated Credit Decisions Report. The Credit Decisions Report shall constitute the official record of our written credit approvals. All information and exhibits contained in the Guide or on any screen accessed by you, or any print-outs, reports, statements or notices received by you are, and shall remain, our exclusive property and shall not be disclosed to or used by anyone other than you, in whole or part, except after obtaining the express written permission of an authorized officer of the undersigned.

           2.3 Accounts and portions of Accounts on which we bear the Credit Risk shall be referred to herein collectively as "Factor Risk Accounts", and individually as a "Factor Risk Account". Accounts and portions of Accounts on which you bear the risk as to credit shall be referred to herein collectively as "Client Risk Accounts", and individually as a "Client Risk Account".

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           3. INVOICING

           3. Each of your invoices shall bear a notice (in form and content approved by us) that the Account represented thereby has been sold, assigned and transferred to us, and is owned by and payable only to us. All invoices shall be mailed by you to your customers at your expense. You shall provide us with copies of all invoices, and with such confirmation of the transfer of Accounts to us and such proof of order, shipment or delivery as we may require. Your printed name or rubber stamp signature on invoices and confirmatory assignment schedules shall have the same legal effect as a manual signature by one of your authorized officers or agents. Should you for any reason defer shipment of goods which you have sold and invoiced to a customer (such sales are also known as bill and hold sales) you shall: so advise us promptly, submit all relevant details to us, and comply with such conditions as we deem necessary as a prerequisite to our handling the Accounts arising therefrom on our books.


           4.  REPRESENTATIONS AND WARRANTIES

           4.1 Each of the representations and warranties made by you in the Credit Agreement and the Security Agreement (as defined in the Credit Agreement) are incorporated herein by reference thereto, with the same force and effect as though each such representation and warranty was fully repeated and restated herein by you.

           4.2 You hereby represent and warrant that: each Account is based upon an actual and bona fide sale and delivery of goods or rendition of services to customers, made by you in the ordinary course of your business; the goods and inventory being sold and the Accounts created are your exclusive property and are not and shall not be subject to any lien, consignment arrangement, encumbrance, security interest or financing statement whatsoever, other than in our favor; your customers have not returned or rejected the goods or services, have not disputed their obligation to pay the full amounts stated in the invoices according to their terms, without dispute, nor have your customers asserted any claim, offset, defense, deduction, recoupment, counterclaim or contra account (any of the foregoing being referred to herein as a "Customer Claim"); all amounts are due in United States Dollars; all original invoices bear notice of the assignment and transfer to us; any taxes or fees relating to your Accounts or goods are solely your responsibility; and none of the Accounts factored with us hereunder represent sales to any subsidiary, parent or affiliated company of yours.


           5.  PURCHASE OF ACCOUNTS

           We shall purchase the Accounts for the gross amount of the respective invoices, less factoring fees or commissions relating thereto, trade and cash discounts allowable to your customers and credits and allowances (the "Purchase Price of Accounts"). Our purchase of the Accounts shall be reflected on the Statements of Account which we shall render to you, and such statements shall also reflect all credits and discounts made available to your customers (whether

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or not  taken)  and  anticipation  earned  by your  customers.  A more  detailed description of these and all other accounting procedures used hereunder is contained in the Guide.


           6.  PAYMENT OF ACCOUNTS

           6.1 Checks and other proceeds received by us in payment of Accounts will be applied to your account with us after crediting your customer's account, provided, however, that we shall debit your account monthly with the cost of two
(2) additional days on all such Accounts, computed at the rate of interest set forth in Section 2.05 of the Credit Agreement. The Purchase Price of Accounts for Accounts with respect to which such remittances have been received and applied by us, less any amounts chargeable by us hereunder, after application by us to your customer's account, shall be credited upon such receipt to your Accounts Receivable Account (as defined below). At the end of each month, the amount in your Funds-in-Use Account (as defined below) shall be transferred and credited at the end of such month to your Loan Account (as defined in the Credit Agreement). No checks, drafts or other instruments received by us shall constitute final payment of an Account unless and until such instruments have actually been collected.

           6.2 With respect to any Factor Risk Account which remains unpaid, the Purchase Price of Accounts relating thereto shall be credited to your account as follows:

           (a) as of the date of the Account's longest maturity, if such customer: makes an assignment for the benefit of creditors; calls a meeting of its creditors, institutes any proceeding to compromise or adjust its debts, or if any proceeding or petition is filed or instituted by or against such customer for relief under any state or federal bankruptcy or insolvency law, or if a receiver or trustee is appointed for the customer; or

           (b) as of the last day of the third month following its longest maturity date, if such Account remains unpaid as of said date without the happening of any of the events specified in (a) hereinabove.

Should it subsequently be determined that any Factor Risk Account credited to your account with us was not paid for any reason other than the customer's financial inability to do so, we shall reverse the credit and debit your account accordingly.


           7.  CUSTOMER CLAIMS AND CHARGEBACKS

           You shall notify us promptly of any matter affecting the value, enforceability or collectibility of any Account and of all Customer Claims, returns and rejections. You shall issue credit memoranda promptly upon accepting returns or granting allowances (and upon our request, send duplicates and/or confirm the assignment of such credit memoranda to us), and may continue to do so until we have notified you that such credits or allowances are to be made only after our prior written approval. We shall have the right to adjust
Customer Claims directly with customers, upon such terms as we in our sole discretion may deem advisable, but

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shall not be required to do so. We shall cooperate in the adjustment of Customer
Claims,  but may at any time debit or charge back to your account the amount of:
(a) any Factor Risk Account which is not paid in full when due for any reason other than the customer's financial inability to do so; (b) any Factor Risk Account which is not paid in full when due because of an act of God, civil strife, war and the like, whether or not such occurrence results in financial inability to do so; (c) any anticipation taken or Customer Claim asserted with respect to any Factor Risk Account; (d) any Client Risk Account which is not paid in full on its due date; and (e) any Account with respect to which we determine that there has been a breach of any representation or warranty hereunder. Such debit or chargeback shall not constitute a reassignment to you of the Account involved. Any deduction taken by a customer shall be charged back to your account immediately, and we may at any time debit or charge back to your account the amount of: (i) payments we receive on Client Risk Accounts which we are required thereafter to turnover or return; (ii) any and all expenses and attorneys' fees incurred by us in collecting or attempting to collect any Account charged back to you or any Obligation hereunder; and (iii) any expenses incurred by us as a result of remittances made by customers on Client Risk Accounts that are not finally paid, for whatever reason. Further, we shall be entitled to charge you a reasonable fee for each Client Risk Account which we may place with a collection agency or attorney for collection, which fee shall be charged to your account in addition to any fees or expenses of such collection agency or attorney, provided, however, that we shall only place a Client Risk Account for collection with a collection agency or attorney with your prior consent, unless an Event of Default (as defined below) has occurred and is continuing, in which case such consent shall not be required.


           8.  HANDLING AND COLLECTION OF ACCOUNTS AND RETURNED GOODS

           8.1 As owners and assignees of the Accounts, we shall have the right to bring suit or otherwise enforce collection, in your name or ours, and generally shall have all other rights respecting said Accounts, including, without limitation, the right to: accelerate or extend the time of payment, modify the terms of payment, settle, compromise, release in whole or in part any amounts owing, and issue credits in your name or ours. To the extent applicable, you hereby waive any and all claims and defenses based on suretyship. If monies are due and owing from a customer for both Factor Risk Accounts and Client Risk Accounts, you agree that any payments or recoveries received in respect of any such Accounts may be applied first to the Factor Risk Accounts, regardless of any notation to the contrary on payment items or the due dates of such Accounts, and whether such payments were made in the ordinary course or otherwise. Once you have granted or issued a discount, credit or allowance, you shall have no further interest therein. Any checks, cash, notes or other instruments, proceeds or property received by you with respect to any Accounts shall be held by you in trust for us, separate from your own property and funds, and immediately turned over to us with proper assignments or endorsements. We may endorse or sign your name or ours on any checks or other instruments or documents with respect to Accounts or the goods covered thereby.

           8.2 At any time that we so request, and immediately upon the occurrence of an Event of Default (as defined below) or upon termination of this Agreement, any and all returned, reclaimed or repossessed inventory and goods shall be set aside by you, marked with our name and held by you in trust for us as owner, and for our account. Further, upon the occurrence of

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any of the  foregoing,  you shall  promptly  notify us of all such inventory and goods and deliver the same to us, pay us the invoice price thereof, or sell the same for our account and remit the full proceeds to us.


           9.  STATEMENTS OF ACCOUNT

           After the end of each month, we shall send to you one or more reports showing the accounting for sales, charges, advances and other transactions between us during that month (herein the "Reports"). The Reports sent to you each month will include, among other things, a Statement of Account reflecting transactions in an accounts receivable account (the "Accounts Receivable
Account"), a client position account (the "Client Position Account") and a funds-in-use account (which, including all such accounts established on a divisional basis, as consolidated, is hereinafter referred to as the "Funds-In-Use Account"), which accounts shall be established on our books in your name. All financial transactions between us will be reflected on these monthly Reports. The monthly Reports shall be deemed correct and binding upon you and shall constitute an account stated between us, unless we receive a written statement of your exceptions within thirty (30) days after the date the same are mailed to you.


           10.  CONFIRMATION OF GRANT OF SECURITY INTEREST

           In addition to the sale of Accounts hereunder, pursuant to the Security Agreement, as defined in the Credit Agreement, as collateral security for the Obligations, as defined in the Credit Agreement, you have assigned, pledged, transferred, granted, bargained and sold, confirmed and set over to us, and you have granted and created in our favor a security interest in and to, the Collateral (as defined in the Security Agreement), and you hereby confirm and reaffirm the granting and creation in our favor of a security interest in and to the Collateral.



           11.  OBLIGATIONS SECURED

           The security interest granted by you in our favor in the Collateral shall secure the payment and performance of all Obligations to us, as such term is defined in the Credit Agreement. Any reserves or balances to your credit and any other property or assets of yours in our possession shall constitute security for any and all Obligations.


           12.  BOOKS AND RECORDS AND EXAMINATIONS

           You agree: to make your records, files and books of account (including, without limitation, paper records, computer-based data, records or media, electronic records, tapes, discs, etc., and all programs and procedure manuals relating thereto) (all of the foregoing referred to herein as "Books and Records") available to us on request; to permit us to visit your premises during business hours to examine the same and to make copies or extracts thereof; and to conduct such examinations as we deem necessary. In order to cover costs and expenses we

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may incur in  connection  with any such  examinations,  we shall be  entitled to charge you a fee for each day or part thereof during which such examination is conducted, which fee shall be charged to your account, in addition to any out-of-pocket costs and expenses we incur as a result of conducting said examinations.


           13. INTEREST, FACTORING FEES OR COMMISSIONS, COLLECTION DAYS AND OTHER CHARGES

           13.1 Interest shall be credited as of the last day of each month (the "referenced month") on any credit balance in your Funds-In-Use Account each day during such referenced month. (The amount that appears in your Funds-In-Use Account is the difference between the balance in your Accounts Receivable Account and the balance in your Client Position Account.) Interest shall be calculated hereunder at a rate equal to the Prime Rate (as defined in the Credit Agreement) in effect on the last day of the previous month plus the applicable margin, as follows: (i) in the event that any Loan (as defined in the Credit Agreement) is outstanding at the end of any day during a referenced month, then the applicable margin with respect to any credit balance in your Funds-in-Use Account outstanding at the end of such day shall equal one percent (1%), provided, however, that if the interest rate margin set forth in Section 2.05 of the Credit Agreement is other than one percent (1%), then the applicable margin herein shall equal such other interest rate margin as set forth in such Section and (ii) in the event that no Loan is outstanding at the end of any day during a referenced month, then the applicable margin with respect to any credit balance in your Funds-in-Use Account outstanding at the end of such day shall equal negative three percent (-3%). Any change in the rate of interest hereunder due to a change in the Prime Rate shall take effect as of the first day of the referenced month following such change in the Prime Rate. Interest shall be calculated based on a 360 day year.

           13.2 For our services hereunder, we shall be entitled to a factoring fee or commission of forty hundredths of one percent (.40%) on the gross face amount of all Accounts factored with us, plus one-quarter of one percent (1/4 of 1%) of the gross face amount of each Account for each thirty-day period or part thereof by which the longest terms of sale applicable to such Account exceed sixty (60) days (whether as originally stated or as a result of a change of terms requested by you or the customer). In addition, with respect to Accounts arising from sales to customers located in United States territorial possessions, we shall be entitled to an additional factoring fee or commission of one percent (1%) on the gross face amount of such Accounts. The factoring fee or commission shall be due and charged to your account upon our purchase of the underlying Account. In no event shall the factoring fee or commission payable by you hereunder for each calendar month or part thereof be less than $10,000.00. In addition, the minimum factoring fee or commission on each invoice evidencing an Account shall be $2.00. Finally, we shall be entitled to a monthly fee in the amount of $200 per month in consideration of your use of our on-line computer services.

           13.3 In  addition  to the  foregoing,  you  shall  pay all  costs and expenses incurred by us in connection with the preparation, execution, administration and enforcement of this Agreement, including, without limitation, all reasonable fees and expenses, if any, attributable to the services of our attorneys (whether in-house or outside), all search fees and the cost of all public record filings. Furthermore, you shall pay to us a reasonable fee for:
(i) all special reports prepared

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by us at your request;  (ii) all wire  transfers;  (iii)  handling all change of terms requests relating to Accounts; and (iv) each new customer set-up on our accounts receivable data base, all as more fully described in the Guide. All such fees shall be charged to your account when incurred and may be changed by us from time to time upon notice to you.

           13.4 If any tax by any governmental authority (other than income and franchise taxes imposed on us which are not related to any transaction between
us) is or may be imposed on, or arises as a result of, any transactions between us, any sales made by you, or any inventory or goods relating to such sales, and we are or may be required to withhold or pay such tax and any interest or penalties related thereto, you shall indemnify and hold us harmless in respect thereof and pay to us the amount of any such tax, interest or penalties.


           14.  TERMINATION

           Either of us may terminate this Agreement for any reason whatsoever, but only (i) in conjunction with the simultaneous termination of the Credit Agreement and (ii) as of an Anniversary Date, as defined herein, and then only by giving the other of us at least sixty (60) days prior written notice of termination. Notwithstanding the foregoing, we may terminate this Agreement immediately at any time, without prior notice to you, upon and after the occurrence of an Event of Default (as defined below). This Agreement continues uninterrupted unless terminated as herein provided. As used herein, the term "Anniversary Date" shall mean the last day of the month occurring two years from the date hereof and the same date in every year thereafter. Unless sooner demanded, all Obligations shall become due and payable upon termination of this Agreement and, pending a final accounting, we may withhold any balances in your account unless supplied with an indemnity satisfactory to us to cover all Obligations. All our rights, liens and security interests hereunder shall continue and remain in effect after termination of this Agreement, whether said termination is upon notice or as a result of the occurrence of an Event of Default, and you shall continue to assign accounts receivable to us and to remit to us all collections on accounts receivable, until all Obligations have been paid in full or we have been supplied with an indemnity satisfactory to us to cover all Obligations.


           15.  EVENTS OF DEFAULT AND REMEDIES UPON DEFAULT

           15.1 An Event of Default shall be deemed to have occurred under this Agreement upon: (a) the breach by you of any representation, warranty or covenant contained herein or (b) the occurrence of any "Event of Default" under the Credit Agreement.

           15.2 Upon and after the occurrence of an Event of Default, this Agreement may be terminated by us immediately at any time, without notice to you, all Obligations shall, at our option and without notice or demand of any kind (all of which you hereby expressly waive), become due and payable immediately and we may exercise all rights and remedies available to us, whether at law, in equity, pursuant to the Security Agreement, as defined in the Credit Agreement, or otherwise. Further, we may remove, from any premises where the same may be located, any and all documents, instruments, Books and Records (and any receptacles or cabinets containing the same) pertaining to the Accounts or other collateral hereunder and/or we

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may use (at your  expense)  such of your  personnel,  supplies and space at your place of business or elsewhere, as may be necessary to properly administer and enforce our rights in the Accounts and any other collateral hereunder, and to facilitate the collection thereof and realization thereon. We may sell, assign or otherwise dispose of the Accounts and any returned, reclaimed or repossessed inventory, goods or other property relating thereto, whether held by you or by us, at public or private sale, for cash, on credit or otherwise, at such price and on such terms as we in our sole option and discretion may determine, and we may bid or become purchasers at any such sale, or acquire an interest in or dispose of said property. You hereby acknowledge that you have no right to notice, or to an accounting or right of redemption with respect to any such sale or other disposition of the aforesaid Accounts or aforesaid goods. Upon and after the occurrence of an Event of Default, or in the event of a termination of this Agreement by us, we are hereby authorized by you to notify postal authorities at any time to change the address for delivery of mail to you to such address as we may designate, and to receive and open mail addressed to you to enable us to carry out our rights under this Agreement.


           16.  MISCELLANEOUS PROVISIONS

           16.1 This Agreement, and all attendant documentation, as the same may be amended from time to time, constitutes the entire agreement between us with regard to the subject matter hereof, and supersedes any prior agreements or understandings. Furthermore, unless specifically provided otherwise herein, this Agreement can be changed only by a writing signed by both of us, and shall bind and benefit each of us and our respective successors and assigns, provided, however, that you may not assign this Agreement or your rights hereunder without our prior written consent. Our failure or delay in exercising any right hereunder shall not constitute a waiver thereof or bar us from exercising any of our rights at any time. The validity, interpretation and enforcement of this Agreement shall be governed by the laws of the State of New York.

           16.2 If any provision of this Agreement (including, without limitation, any provision relating to charges constituting interest payable by you) is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

           16.3 Paragraph headings are for convenience only and shall not be deemed to be a controlling part of this Agreement.


           17. JURY TRIAL WAIVER

           TO THE EXTENT PERMITTED BY APPLICABLE LAW, YOU AND WE EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT, OR ANY OTHER AGREEMENT OR TRANSACTION BETWEEN US OR TO WHICH WE ARE BOTH PARTIES.

           If the foregoing is in accordance with, and accurately reflects, your understanding, please so indicate by signing and returning to us the original and one copy of this Agreement. This Agreement shall take effect as of the date set forth above, but only after being accepted below by one of our officers in New York, after which, we shall forward your fully executed copy to you for your files.

                                             Very truly yours,

                                             THE CIT GROUP/COMMERCIAL
                                                SERVICES, INC.

                                             By /s/  John Hendrickson
                                                ------------------------
                                                Name:  John Hendrickson
                                                Title: Vice President

Read and Agreed to:

LESLIE FAY MARKETING, INC.


By /s/ Warren T. Wishart
   ------------------------
   Name:   Warren T. Wishart
   Title:  Senior Vice President, Chief
           Financial Officer and Treasurer


                                             Accepted at New York, New York

                                             THE CIT GROUP/COMMERCIAL
                                                SERVICES, INC.

                                             By /s/  John Hendrickson
                                                ------------------------
                                                Name:   John Hendrickson
                                                Title:  Vice President


                                       10